SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )
                                       ---

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
CHECK THE APPROPRIATE BOX:
[ ] PRELIMINARY PROXY STATEMENT [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                    ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ] DEFINITIVE PROXY STATEMENT
[X] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12

                          IXIS ADVISOR FUNDS TRUST III
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


 -------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] NO FEE REQUIRED
[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

     (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

     ----------------------------------------------------------------------
     (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

     ----------------------------------------------------------------------
     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

     ----------------------------------------------------------------------
     (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

     ----------------------------------------------------------------------
     (5) TOTAL FEE PAID:

     ----------------------------------------------------------------------

[ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     (1) AMOUNT PREVIOUSLY PAID:

     ----------------------------------------------------------------------
     (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

     ----------------------------------------------------------------------
     (3) FILING PARTY:

     ----------------------------------------------------------------------
     (4) DATE FILED:

     ----------------------------------------------------------------------

                           IXIS ADVISOR FUNDS TRUST I
                       (formerly CDC Nvest Funds Trust I)
                           IXIS ADVISOR FUNDS TRUST II
                       (formerly CDC Nvest Funds Trust II)
                          IXIS ADVISOR FUNDS TRUST III
                      (formerly CDC Nvest Funds Trust III)
                           IXIS ADVISOR FUNDS TRUST IV
                     (formerly CDC Nvest Companies Trust I)
                       IXIS ADVISOR CASH MANAGEMENT TRUST
                   (formerly CDC Nvest Cash Management Trust)
                              LOOMIS SAYLES FUNDS I
                             LOOMIS SAYLES FUNDS II
                                 (THE "TRUSTS")

       Supplement to the Proxy Statement of the Trusts dated April 6, 2005

The following information supplements the Proxy Statement that was mailed beginning on or about April 6, 2005 relating to a Special Meeting of Shareholders that will be held at 2:00 p.m. on June 2, 2005 at the offices of IXIS Asset Management Advisors, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116 for the purposes of (i) electing Trustees for each of the Trusts, (ii) considering the approval of an Amended and Restated Declaration of Trust for each of the Trusts, and (iii) considering and acting upon any other matters that properly come before the meeting and any adjourned session of the meeting. If you have not yet voted, you may still do so: (1) by mailing the proxy card that was enclosed with the Proxy Statement, (2) through the use of the Internet, or (3) by telephone. (See your proxy card for more information and voting instructions). If you have voted and wish to change your vote, you may do so using the proxy card, Internet or telephone. For a new proxy card, please call 1-800-225-5478. Thank you again for your cooperation in voting on these important proposals relating to the IXIS Advisor Funds.

The section of Appendix C of the Proxy Statement that lists the persons who owned of record or beneficially 5% or more of any class of any Fund as of March 8, 2005 is amended and restated as follows with respect to IXIS Advisor Funds Trust III:


FUND AND CLASS              NAME AND ADDRESS OF BENEFICIAL       SHARES BENEFICIALLY OWNED    PERCENTAGE OF
--------------              -------------------------------      -------------------------    -------------
                            OWNER                                                             OUTSTANDING SHARES OF
                            -----                                                             ---------------------
                                                                                              CLASS OWNED
IXIS ADVISOR FUNDS TRUST III
HARRIS ASSOCIATES FOCUSED VALUE FUND
Class A
                            MLPF&S for the sole benefit of its   2,722,785.809                34.14%
                            customers
                            Attn Fund Administration ML#97GM8
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484
Class B
                            MLPF&S for the sole benefit of its   2,333,366.275                27.53%
                            customers
                            Attn Fund Administration ML#97GM8
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484
Class C
                            MLPF&S for the sole benefit of its   4,572,103.620                41.68%
                            customers
                            Attn Fund Administration ML#97GM8
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484



FUND AND CLASS              NAME AND ADDRESS OF BENEFICIAL       SHARES BENEFICIALLY OWNED    PERCENTAGE OF
--------------              -------------------------------      -------------------------    -------------
                            OWNER                                                             OUTSTANDING SHARES OF
                            -----                                                             ---------------------
                                                                                              CLASS OWNED

IXIS MODERATE DIVERSIFIED PORTFOLIO
Class A
                            MLPF&S for the sole benefit of its   2,689,763.320                69.87%
                            customers
                            Attn Fund Administration
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484

                            IXIS IS                              499,000.000                  12.96%
                            26-28 Rue Neuve Tolbiac
                            75658 Paris, France

Class C
                            MLPF&S For the sole benefit of its   5,745,130.429                94.16%
                            customers
                            Attn Fund Administration
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL  32246-6484

IXIS EQUITY DIVERSIFIED PORTFOLIO
Class A
                            IXIS Asset Management North          299,033.911                  80.92%
                            America, L.P.
                            399 Boylston Street
                            Boston, MA 02116

                            MLPF&S for the sole benefit of its   44,166.639                   11.95%
                            customers
                            Attn Fund Administration
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484

Class C
                            MLPF&S for the sole benefit of its   244,203.181                  86.73%
                            customers
                            Attn Fund Administration
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484

                            LPL Financial Services               32,966.559                   11.71%
                            9785 Towne Center Dr
                            San Diego, CA 92121-1968


                           IXIS ADVISOR FUNDS TRUST I
                       (formerly CDC Nvest Funds Trust I)
                           IXIS ADVISOR FUNDS TRUST II
                       (formerly CDC Nvest Funds Trust II)
                          IXIS ADVISOR FUNDS TRUST III
                      (formerly CDC Nvest Funds Trust III)
                           IXIS ADVISOR FUNDS TRUST IV
                     (formerly CDC Nvest Companies Trust I)
                       IXIS ADVISOR CASH MANAGEMENT TRUST
                   (formerly CDC Nvest Cash Management Trust)
                              LOOMIS SAYLES FUNDS I
                             LOOMIS SAYLES FUNDS II
                                 (THE "TRUSTS")

       Supplement to the Proxy Statement of the Trusts dated April 6, 2005

The following information supplements the Proxy Statement that was mailed beginning on or about April 6, 2005 relating to a Special Meeting of Shareholders that will be held at 2:00 p.m. on June 2, 2005 at the offices of IXIS Asset Management Advisors, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116 for the purposes of (i) electing Trustees for each of the Trusts, (ii) considering the approval of an Amended and Restated Declaration of Trust for each of the Trusts, and (iii) considering and acting upon any other matters that properly come before the meeting and any adjourned session of the meeting. If you have not yet voted, you may still do so: (1) by mailing the proxy card that was enclosed with the Proxy Statement, (2) through the use of the Internet, or (3) by telephone. (See your proxy card for more information and voting instructions). If you have voted and wish to change your vote, you may do so using the proxy card, Internet or telephone. For a new proxy card, please contact your Financial Advisor. Thank you again for your cooperation in voting on these important proposals relating to the IXIS Advisor Funds.

The section of Appendix C of the Proxy Statement that lists the persons who owned of record or beneficially 5% or more of any class of any Fund as of March 8, 2005 is amended and restated as follows with respect to IXIS Advisor Funds Trust III:



FUND AND CLASS              NAME AND ADDRESS OF BENEFICIAL       SHARES BENEFICIALLY OWNED    PERCENTAGE OF
--------------              -------------------------------      -------------------------    -------------
                            OWNER                                                             OUTSTANDING SHARES OF
                            -----                                                             ---------------------
                                                                                              CLASS OWNED
IXIS ADVISOR FUNDS TRUST III
HARRIS ASSOCIATES FOCUSED VALUE FUND
Class A
                            MLPF&S for the sole benefit of its   2,722,785.809                34.14%
                            customers
                            Attn Fund Administration ML#97GM8
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484
Class B
                            MLPF&S for the sole benefit of its   2,333,366.275                27.53%
                            customers
                            Attn Fund Administration ML#97GM8
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484
Class C
                            MLPF&S for the sole benefit of its   4,572,103.620                41.68%
                            customers
                            Attn Fund Administration ML#97GM8
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484



FUND AND CLASS              NAME AND ADDRESS OF BENEFICIAL       SHARES BENEFICIALLY OWNED    PERCENTAGE OF
--------------              -------------------------------      -------------------------    -------------
                            OWNER                                                             OUTSTANDING SHARES OF
                            -----                                                             ---------------------
                                                                                              CLASS OWNED

IXIS MODERATE DIVERSIFIED PORTFOLIO
Class A
                            MLPF&S for the sole benefit of its   2,689,763.320                69.87%
                            customers
                            Attn Fund Administration
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484

                            IXIS IS                              499,000.000                  12.96%
                            26-28 Rue Neuve Tolbiac
                            75658 Paris, France

Class C
                            MLPF&S For the sole benefit of its   5,745,130.429                94.16%
                            customers
                            Attn Fund Administration
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL  32246-6484

IXIS EQUITY DIVERSIFIED PORTFOLIO
Class A
                            IXIS Asset Management North          299,033.911                  80.92%
                            America, L.P.
                            399 Boylston Street
                            Boston, MA 02116

                            MLPF&S for the sole benefit of its   44,166.639                   11.95%
                            customers
                            Attn Fund Administration
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484

Class C
                            MLPF&S for the sole benefit of its   244,203.181                  86.73%
                            customers
                            Attn Fund Administration
                            4800 Deer Lake Dr East - 2nd Fl
                            Jacksonville, FL
                            32246-6484

                            LPL Financial Services               32,966.559                   11.71%
                            9785 Towne Center Dr
                            San Diego, CA 92121-1968
